BLACKROCK FUNDS V

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

(each, a “Fund” and together, the “Funds”)

Supplement dated August 14, 2018 to the Investor C1 Shares, Investor C2 Shares and Investor C3 Shares Prospectus of the Funds (the “Prospectus”)

Effective November 8, 2018 (the “Effective Date”), each Fund will adopt an automatic conversion feature for Investor C1 Shares, Investor C2 Shares and Investor C3 Shares. Beginning on the Effective Date, Investor C1 Shares, Investor C2 Shares and Investor C3 Shares of each Fund will automatically convert to Investor A Shares of the same Fund approximately ten years after the date of purchase. Certain funds (each, a “Predecessor Fund”) will be reorganized into corresponding Funds pursuant to reorganizations which are expected to occur on or about September 17, 2018. The holding period includes the period Investor C Shares were held in the Predecessor Fund. Certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In these instances, Investor C1 Shares, Investor C2 Shares and Investor C3 Shares held as of the Effective Date will automatically convert to Investor A Shares ten years after the Effective Date.

Effective November 8, 2018, the Prospectus is amended as follows:

In the section of the Prospectus entitled “Account Information—How to Choose the Share Class that Best Suits Your Needs,” the following is added after the last paragraph:

Investor C1 Shares, Investor C2 Shares and Investor C3 Shares will automatically convert to Investor A Shares approximately ten years after the date of purchase. The holding period includes the period Investor C Shares were held in the Predecessor Fund (as defined below). It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date (as defined below), certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, the automatic conversion of Investor C1 Shares, Investor C2 Shares and Investor C3 Shares to Investor A Shares will occur ten years after the Effective Date.

The following is added after the first paragraph of the section of the Prospectus entitled “Account Information—Details About the Share Classes—Investor C1, C2 and C3 Shares—Deferred Sales Charge Options”:

Effective November 8, 2018 (the “Effective Date”), Investor C1 Shares, Investor C2 Shares and Investor C3 Shares will automatically convert to Investor A Shares ten years after the date of purchase. The holding period includes the period Investor C Shares were held in the Predecessor Fund. It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date, certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, the automatic conversion of Investor C1 Shares, Investor C2 Shares and Investor C3 Shares to Investor A Shares will occur ten years after the Effective Date. The automatic conversion of Investor C1 Shares, Investor C2 Shares and Investor C3 Shares to Investor A Shares is not a taxable event for Federal income tax purposes. Please consult your Financial Intermediary for additional information.

Shareholders should retain this Supplement for future reference.